SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2003

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

          74-2480931

       (State or other

(Commission

        (IRS Employer

        jurisdiction of

  File Number)

         Identification

        incorporation or

         Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5.  Other Events and Regulation FD Disclosure.

Freeport-McMoRan Copper & Gold Inc. (FCX) issued a press release dated February 11, 2003 announcing that it completed the sale of $575 million of 7% Convertible Senior Notes Due 2011 (see exhibit 99).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  February 11, 2003

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

99

Press release dated February 11, 2003 titled “Freeport-McMoRan Copper & Gold Inc. Completes Sale of $575 Million of 7% Convertible Senior Notes Due 2011.”